TYG LISTED NYSE

Yield

Growth

Quality

2013 1st Quarter Report

February 28, 2013

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 90 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

March 31, 2013

Dear Fellow Stockholders,

Following some weakness in December, the calendar year kicked off with a broad-based rally as most equity markets around the world responded favorably to Washington’s successful avoidance of the fiscal cliff. Bullish economic data in the U.S. housing market, strong corporate earnings, continued low interest rates and an uptick in manufacturing further bolstered investor confidence. Momentum continued throughout the quarter, with the markets largely ignoring a second potential cliff — sequestration — which resulted from ongoing political gridlock in our nation’s capital.

Likewise, our fiscal quarter ended Feb. 28, 2013 was a strong one for midstream MLPs, which continued to demonstrate the resiliency of underlying fundamentals and benefit from increasing North American energy production.

Master Limited Partnership Sector Review

The Tortoise MLP Index® had a total return of 10.6 percent for our first fiscal quarter, with the bulk of the performance delivered in January as MLPs rebounded due to greater clarity as the fiscal cliff was averted. Reversing last year’s relative underperformance, MLPs outperformed the S&P 500 Index®, which gained 7.6 percent in total return for the same period. The Tortoise Midstream MLP Index® returned 10.9 percent for the fiscal quarter, reflecting the stronger performance of pipeline MLPs relative to more commodity-sensitive MLPs. While this positive performance resulted in a nearly one percent decrease in yield during the quarter for the sector as a whole, we continue to believe MLPs remain attractive for their combination of current income and growth potential.

The dramatic change taking place in North American energy production continues to be a significant driver of growth for the midstream portion of the energy value chain and, more specifically, pipeline MLPs. U.S. crude oil production is increasingly displacing imports, with production up 40 percent since 2008, as noted by the IHS, a global provider of market and economic information. According to the U.S. Energy Information Administration, the U.S. is expected to produce 7.3 million barrels per day in 2013, up from 6.5 million in 2012. This vigorous activity continues to spur aggressive pipeline infrastructure build-out. We project nearly $45 billion will be invested in pipeline MLP projects in three years through 2014.

Capital markets remained very active and supportive, as MLPs raised approximately $9.2 billion in equity and $10.0 billion in debt in the first fiscal quarter, including the launch of five new MLP initial public offerings. Merger and acquisition (M&A) activity has also been healthy. Following the more than $38 billion in aggregate MLP M&A deals in 2012, a total of $14.7 billion in MLP transactions was announced during the fiscal quarter. The largest among the first-quarter deals was Kinder Morgan Energy Partners’ $5 billion pending acquisition of Copano Energy, L.L.C., a gathering and processing MLP. The transaction’s healthy premium drove further M&A speculation in the gathering and processing sector during the quarter.

Fund Performance Review

Our total assets increased from $1.7 billion on Nov. 30, 2012, to $1.9 billion on Feb. 28, 2013, resulting primarily from market appreciation of our investments. Our market-based total return to stockholders for our first fiscal quarter was 22.1 percent and our NAV-based total return was 11.0 percent per share (both including the reinvestment of distributions). The difference between our market value total return as compared to our NAV total return reflected the increase in the market’s premium of our stock price relative to our NAV during the period, as our stock price outperformed during the quarter following its relative underperformance in 2012.

During the quarter, our asset performance was helped by our exposure to refined products pipeline MLPs, which benefitted from an inflation escalator and stable demand, and to crude oil pipeline MLPs, which continued to benefit from growing volumes driven by increased production in North American shale basins, as well as infrastructure constraints and related pipeline build-out. Additionally, natural gas pipeline MLPs contributed positively. They continue to face some challenges for distribution growth in the near term, with a positive overall long-term outlook underscored by developing demand for newfound supply. With no holdings in upstream, our overall midstream focus positively impacted performance as well.

We also completed direct placement investments in Inergy Midstream, L.P. and Rose Rock Midstream, L.P., which together totaled $15.8 million. Inergy Midstream is a natural gas storage and transportation business acquiring logistical assets in the Bakken, while Rose Rock Midstream is a crude oil gathering, transportation and storage business that is acquiring an interest in a pipeline linking the Niobrara shale in the Rockies to Cushing, Okla.

We paid a distribution of $0.5675 per common share ($2.27 annualized) to our stockholders on March 1, 2013, an increase of 0.4 percent quarter over quarter and 1.8 percent year over year. This distribution represented an annualized yield of 4.8 percent based on our fiscal quarter closing price of $47.25. Our distribution payout coverage (distributable cash flow divided by distributions) for the fiscal quarter was 109.6 percent, reflective of our emphasis on

(Unaudited)

2013 1st Quarter Report       1

sustainability. We will provide expectations for the tax characterization of our 2013 distributions later in the year. A final determination of the characterization will be made in January 2014.

We ended the first fiscal quarter with leverage (including bank debt, senior notes and preferred stock) at 16.6 percent of total assets, below our long-term target of 25 percent. This provides us flexibility in managing the portfolio across market cycles and allows us to add leverage when compelling opportunities arise. As of Feb. 28, 2013, our leverage had a weighted average maturity of 6.5 years and a weighted average cost of 4.71 percent, with more than 87 percent at fixed rates. During the quarter, we capitalized on the low interest-rate environment and completed leverage-related transactions, including refinancing TYG’s mandatory redeemable preferred shares. These transactions lowered our borrowing cost and extended average maturities.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Conclusion

Please join us for our annual stockholders’ meeting on May 30, 2013 at 10 a.m. Central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via the closed-end fund section of our Web site at www.tortoiseadvisors.com. We have recently redesigned the site to better serve you, and we welcome your feedback about its new features and functionality.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte	P. Bradley Adams

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs).

The Tortoise Midstream MLP Index®, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(Unaudited)

2       Tortoise Energy Infrastructure Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012				2013
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions received from master
limited partnerships	$23,075	$23,031	$23,788	$24,232	$24,594
Dividends paid in stock	1,607	1,683	1,745	1,918	1,811
Total from investments	24,682	24,714	25,533	26,150	26,405
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	3,899	3,946	3,892	4,045	4,166
Other operating expenses	333	296	292	291	348
	4,232	4,242	4,184	4,336	4,514
Distributable cash flow before leverage
costs and current taxes	20,450	20,472	21,349	21,814	21,891
Leverage costs(2)	4,058	4,087	4,084	4,052	4,243
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$16,392	$16,385	$17,265	$17,762	$17,648

As a percent of average total assets(5)
Total from investments	5.97%	5.89%	6.17%	6.06%	5.94%
Operating expenses before leverage
costs and current taxes	1.02%	1.01%	1.01%	1.00%	1.02%
Distributable cash flow before leverage
costs and current taxes	4.95%	4.88%	5.16%	5.06%	4.92%
As a percent of average net assets(5)
Total from investments	9.98%	10.05%	10.55%	10.28%	10.10%
Operating expenses before leverage
costs and current taxes	1.71%	1.72%	1.73%	1.70%	1.73%
Leverage costs and current taxes	1.64%	1.66%	1.69%	1.59%	1.62%
Distributable cash flow	6.63%	6.67%	7.13%	6.99%	6.75%

Selected Financial Information
Distributions paid on common stock	$15,533	$15,629	$15,772	$15,972	$16,101
Distributions paid on common stock per share	0.5575	0.5600	0.5625	0.5650	0.5675
Distribution coverage percentage for period(6)	105.5%	104.8%	109.5%	111.2%	109.6%
Net realized gain, net of income taxes, for the period	9,050	3,617	19,994	36,877	20,300
Total assets, end of period	1,745,083	1,550,766	1,705,337	1,729,272	1,900,047
Average total assets during period(7)	1,661,717	1,668,944	1,645,938	1,735,812	1,803,562
Leverage(8)	321,075	313,275	310,575	331,375	314,700
Leverage as a percent of total assets	18.4%	20.2%	18.2%	19.2%	16.6%
Net unrealized appreciation, end of period	527,803	418,760	509,018	501,993	603,431
Net assets, end of period	1,029,274	907,097	1,001,336	1,020,421	1,121,950
Average net assets during period(9)	994,375	978,713	962,943	1,023,366	1,060,308
Net asset value per common share	36.94	32.49	35.70	36.06	39.54
Market value per share	41.83	37.36	40.23	39.17	47.25
Shares outstanding (actual)	27,861,084	27,919,062	28,048,320	28,296,347	28,372,298

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(9)	Computed by averaging daily net assets within each period.

2013 1st Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $171 million during the 1st quarter, primarily as a result of higher market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations, and asset-based expenses increased from the previous quarter along with average managed assets. Total leverage as a percent of total assets decreased and we increased our quarterly distribution to $0.5675 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

4       Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited) (Continued)

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 1st quarter 2013 was approximately $26.4 million, representing a 7.0 percent increase as compared to 1st quarter 2012 and a 1.0 percent increase as compared to 4th quarter 2012. These changes reflect increases in per share distribution rates on our MLP investments, the distributions received from additional investments funded from equity and leverage proceeds and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.02 percent of average total assets for the 1st quarter 2013, unchanged as compared to 1st quarter 2012 and an increase of 0.02 percent as compared to 4th quarter 2012. Advisory fees for the 1st quarter 2013 increased 3.0 percent from 4th quarter 2012 as a result of increased average managed assets for the quarter. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses increased as compared to 4th quarter 2012, primarily due to estimated franchise and professional fees.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $4.2 million for the 1st quarter 2013, an increase as compared to 4th quarter 2012. This increase is the result of issuing additional long-term leverage and paying distributions on both the newly issued Series B Mandatory Redeemable Preferred (“MRP”) Stock and the Series A MRP Stock for a period prior to the redemption of the Series A MRP Stock on January 7, 2013.

The weighted average annual rate of our leverage at February 28, 2013 was 4.71 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 1st quarter 2013, our DCF was approximately $17.6 million, an increase of 7.7 percent as compared to 1st quarter 2012 and a decrease of 0.6 percent as compared to 4th quarter 2012. The changes are the net result of changes in distributions and expenses as outlined above. We declared a distribution of $16.1 million, or $0.5675 per share, during the quarter. This represents an increase of $0.01 per share as compared to 1st quarter 2012 and an increase of $0.0025 per share as compared to 4th quarter 2012.

Our distribution coverage ratio was 109.6 percent for 1st quarter 2013, an increase in the coverage ratio of 4.1 percent as compared to 1st quarter 2012 and a decrease of 1.6 percent as compared to 4th quarter 2012. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. We expect to allocate a portion of the projected future growth in DCF to increase distributions to stockholders while also continuing to build critical distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2013 (in thousands):

1st Qtr 2013
Net Investment Loss, before Income Taxes	$(9,245)
Adjustments to reconcile to DCF:
Dividends paid in stock	1,811
Distributions characterized as return of capital	22,801
Amortization of debt issuance costs	1,551
Premium on redemption of MRP Stock	730
DCF	$17,648

2013 1st Quarter Report       5

Management’s Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $1.9 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables, if any, and any expenses that may have been prepaid. During 1st quarter 2013, total assets increased approximately $171 million, primarily due to an increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions).

We issued 75,951 shares of our common stock during the quarter under our at-the-market equity program for a net total of approximately $3.0 million. We are waiving our advisory fees on the net proceeds from shares issued under our at-the-market equity program for six months.

Total leverage outstanding at February 28, 2013 was $314.7 million, a decrease of $16.7 million as compared to November 30, 2012. On an adjusted basis to reflect the timing of the payment of our 1st quarter 2013 distribution, leverage decreased approximately $1.7 million. Outstanding leverage is comprised of $210 million in senior notes, $80 million in preferred shares and $24.7 million outstanding under the credit facility, with 87.4 percent of leverage with fixed rates and a weighted average maturity of 6.5 years. Total leverage represented 16.6 percent of total assets at February 28, 2013, as compared to 19.2 percent as of November 30, 2012 and 18.4 percent as of February 29, 2012. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of approximately $290 million is comprised of 72 percent private placement debt and 28 percent publicly traded preferred equity with a weighted average rate of 4.94 percent and remaining weighted average laddered maturity of approximately 7.0 years.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 9, 10 and 11 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

In an attempt to reduce future interest rate risk associated with a portion of our leverage, we entered into a total of $110.0 million notional value of interest rate swap contracts with laddered maturities that become effective in March 2015. The interest rate swap contracts have a weighted-average rate of approximately 2.39 percent and a weighted-average term to maturity of approximately 7.4 years.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2012 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2012 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2012 was 100 percent return of capital.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 28, 2013, our investments are valued at $1.896 billion, with an adjusted cost of $940 million. The $956 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At February 28, 2013, the balance sheet reflects a net deferred tax liability of approximately $442 million or $15.56 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

To the extent we have taxable income in the future, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

6       Tortoise Energy Infrastructure Corp.

Schedule of Investments February 28, 2013
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 169.0%(1)

Crude/Refined Products Pipelines — 64.1%(1)
United States — 64.1%(1)
Buckeye Partners, L.P.	873,300	$48,642,810
Enbridge Energy Partners, L.P.	2,216,700	61,424,757
Holly Energy Partners, L.P.	1,232,000	50,832,320
Magellan Midstream Partners, L.P.(2)	3,227,503	161,891,551
MPLX LP	525,768	17,187,356
NuStar Energy L.P.	1,041,710	53,168,878
Oiltanking Partners, L.P.	418,500	18,372,150
Plains All American Pipeline, L.P.	2,660,100	145,640,475
Rose Rock Midstream, L.P.	146,157	4,969,338
Sunoco Logistics Partners L.P.	2,030,300	126,954,659
Tesoro Logistics LP	600,123	29,946,138
		719,030,432
Natural Gas/Natural Gas Liquids Pipelines — 80.3%(1)
United States — 80.3%(1)
Boardwalk Pipeline Partners, LP	3,038,600	80,674,830
El Paso Pipeline Partners, L.P.	2,309,700	96,522,363
Energy Transfer Equity, L.P.	704,400	37,467,036
Energy Transfer Partners, L.P.	1,759,295	84,287,823
Enterprise Products Partners L.P.	2,358,900	133,678,863
EQT Midstream Partners, LP	339,745	12,889,925
Inergy Midstream, L.P.	698,500	16,722,090
Inergy Midstream, L.P.(3)	547,619	12,682,856
Kinder Morgan Management, LLC(4)	1,147,714	95,065,151
ONEOK Partners, L.P.	1,347,000	73,829,070
Regency Energy Partners LP	3,065,100	72,918,729
Spectra Energy Partners, LP	950,400	35,088,768
TC PipeLines, LP	835,800	38,329,788
Williams Partners L.P.	2,227,300	110,696,810
		900,854,102
Natural Gas Gathering/Processing — 24.6%(1)
United States — 24.6%(1)
Access Midstream Partners, L.P.	1,258,000	46,847,920
Copano Energy, L.L.C.	590,000	22,750,400
Crestwood Midstream Partners LP(2)	707,343	17,754,309
DCP Midstream Partners, LP	1,042,001	42,336,501
MarkWest Energy Partners, L.P.	520,900	29,779,853
Southcross Energy Partners, L.P.	198,673	4,551,598
Summit Midstream Partners, LP	346,600	7,805,432
Targa Resources Partners LP	892,367	36,756,597
Western Gas Equity Partners, LP	313,983	10,666,003
Western Gas Partners LP	1,043,962	57,250,876
		276,499,489
Total Master Limited Partnerships
and Related Companies (Cost $939,966,842)		1,896,384,023

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(5) (Cost $90,087)	90,087	90,087
Total Investments — 169.0%(1)
(Cost $940,056,929)		1,896,474,110
Interest Rate Swap Contracts — (0.0%)(1)
$73,333,332 notional — Unrealized Depreciation(6)		(471,050)
Other Assets and Liabilities — (43.2%)(1)		(484,052,650)
Long-Term Debt Obligations — (18.7%)(1)		(210,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.1%)(1)		(80,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,121,950,410

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $471,050.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $12,682,856, which represents 1.1% of net assets. See Note 7 to the financial statements for further disclosure.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of February 28, 2013.
(6)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2013 1st Quarter Report       7

Statement of Assets & Liabilities February 28, 2013
(Unaudited)

Assets
Investments at fair value (cost $940,056,929)	$1,896,474,110
Receivable for Adviser fee waiver	16,935
Current tax asset	1,002,253
Prepaid expenses and other assets	2,553,322
Total assets	1,900,046,620
Liabilities
Payable to Adviser	2,833,940
Distribution payable to common stockholders	16,101,289
Accrued expenses and other liabilities	2,380,545
Unrealized depreciation of interest rate swap contracts	471,050
Deferred tax liability	441,609,386
Short-term borrowings	24,700,000
Long-term debt obligations	210,000,000
Mandatory redeemable preferred stock
($10.00 liquidation value per share;
8,000,000 shares outstanding)	80,000,000
Total liabilities	778,096,210
Net assets applicable to common stockholders	$1,121,950,410
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 28,372,298 shares issued
and outstanding (100,000,000 shares authorized)	$28,372
Additional paid-in capital	337,418,310
Accumulated net investment loss, net of income taxes	(101,518,531)
Undistributed realized gain, net of income taxes	282,591,143
Net unrealized appreciation of investments, net of income taxes	603,431,116
Net assets applicable to common stockholders	$1,121,950,410
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$39.54

Statement of Operations Period from December 1, 2012 through February 28, 2013
(Unaudited)

Investment Income
Distributions from master limited partnerships	$24,594,186
Less return of capital on distributions	(22,800,882)
Net distributions from master limited partnerships	1,793,304
Dividends from money market mutual funds	65
Total Investment Income	1,793,369
Operating Expenses
Advisory fees	4,192,026
Administrator fees	114,456
Professional fees	51,360
Stockholder communication expenses	43,300
Directors’ fees	36,778
Fund accounting fees	20,141
Custodian fees and expenses	19,268
Franchise fees	15,360
Registration fees	10,833
Stock transfer agent fees	8,281
Other operating expenses	27,917
Total Operating Expenses	4,539,720
Leverage Expenses
Interest expense	2,903,316
Amortization of debt issuance costs	1,551,487
Distributions to mandatory redeemable preferred stockholders	1,292,386
Premium on redemption of mandatory redeemable
preferred stock	730,000
Other leverage expenses	46,994
Total Leverage Expenses	6,524,183
Total Expenses	11,063,903
Less fees waived by Adviser	(25,602)
Net Expenses	11,038,301
Net Investment Loss, before Income Taxes	(9,244,932)
Deferred tax benefit	2,102,905
Net Investment Loss	(7,142,027)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	32,201,863
Deferred tax expense	(11,901,809)
Net realized gain on investments	20,300,054
Net unrealized appreciation of investments	161,381,441
Net unrealized depreciation of interest rate swap contracts	(471,050)
Net unrealized appreciation of investments and interest rate
swap contracts, before income taxes	160,910,391
Deferred tax expense	(59,472,481)
Net unrealized appreciation of investments and interest rate
swap contracts	101,437,910
Net Realized and Unrealized Gain on Investments	121,737,964
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$114,595,937

See accompanying Notes to Financial Statements.

8       Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from
	December 1, 2012
	through	Year Ended
	February 28, 2013	November 30, 2012
	(Unaudited)
Operations
Net investment loss	$(7,142,027)	$(17,889,271)
Net realized gain on investments	20,300,054	69,538,383
Net unrealized appreciation of investments and interest rate swap contracts	101,437,910	84,141,723
Net increase in net assets applicable to common stockholders resulting from operations	114,595,937	135,790,835
Distributions to Common Stockholders
Return of capital	(16,101,279)	(62,906,190)
Capital Stock Transactions
Proceeds from shelf offerings of 75,951 and 441,662 common shares, respectively	3,064,791	17,701,002
Underwriting discounts and offering expenses associated with the issuance of common stock	(30,187)	(332,137)
Issuance of 125,865 common shares from reinvestment of distributions to stockholders	—	4,749,128
Net increase in net assets applicable to common stockholders from capital stock transactions	3,034,604	22,117,993
Total increase in net assets applicable to common stockholders	101,529,262	95,002,638
Net Assets
Beginning of period	1,020,421,148	925,418,510
End of period	$1,121,950,410	$1,020,421,148
Accumulated net investment loss, net of income taxes, end of period	$(101,518,531)	$(94,376,504)

See accompanying Notes to Financial Statements.

2013 1st Quarter Report       9

Statement of Cash Flows Period from December 1, 2012 through February 28, 2013
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$24,594,186
Dividend income received	69
Purchases of long-term investments	(56,035,440)
Proceeds from sales of long-term investments	56,639,274
Proceeds from sales of short-term investments, net	11,271
Interest expense paid	(2,857,649)
Distributions to mandatory redeemable preferred stockholders	(1,380,919)
Income taxes paid	(4,750)
Premium on redemption of mandatory redeemable preferred stock	(730,000)
Operating expenses paid	(4,419,093)
Net cash provided by operating activities	15,816,949
Cash Flows From Financing Activities
Advances from revolving line of credit	72,500,000
Repayments on revolving line of credit	(111,200,000)
Issuance of mandatory redeemable preferred stock	80,000,000
Redemption of mandatory redeemable preferred stock	(73,000,000)
Issuance of long-term debt obligations	45,000,000
Redemption of long-term debt obligations	(29,975,000)
Debt issuance costs	(2,164,070)
Issuance of common stock	3,064,791
Common stock issuance costs	(42,670)
Net cash used in financing activities	(15,816,949)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$114,595,937
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(56,035,440)
Proceeds from sales of long-term investments	56,639,274
Proceeds from sales of short-term investments, net	11,271
Return of capital on distributions received	22,800,882
Deferred tax expense	69,271,385
Net unrealized appreciation of investments and
interest rate swap contracts	(160,910,391)
Net realized gain on investments	(32,201,863)
Amortization of debt issuance costs	1,551,487
Changes in operating assets and liabilities:
Increase in current tax asset	(4,750)
Decrease in prepaid expenses and other assets	31,705
Increase in payable to Adviser, net of fees waived	100,557
Decrease in accrued expenses and other liabilities	(33,105)
Total adjustments	(98,778,988)
Net cash provided by operating activities	$15,816,949

See accompanying Notes to Financial Statements.

10       Tortoise Energy Infrastructure Corp.

Financial Highlights
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$36.06	$33.37	$32.91	$25.53	$17.36	$32.96
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.25)	(0.64)	(0.77)	(0.66)	(0.16)	(0.29)
Net realized and unrealized gains (losses) on investments
and interest rate swap contracts(2)(3)	4.29	5.51	3.35	10.10	10.65	(12.76)
Total income (loss) from investment operations	4.04	4.87	2.58	9.44	10.49	(13.05)
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	(0.01)	(0.19)	(0.40)
Distributions to Common Stockholders
Return of capital	(0.57)	(2.25)	(2.20)	(2.16)	(2.16)	(2.23)
Capital Stock Transactions
Underwriting discounts and offering costs on issuance
of common and auction preferred stock(4)	—	—	—	—	—	(0.01)
Premiums less underwriting discounts and offering costs
on issuance of common stock(5)	0.01	0.07	0.08	0.11	0.03	0.09
Total capital stock transactions	0.01	0.07	0.08	0.11	0.03	0.08
Net Asset Value, end of period	$39.54	$36.06	$33.37	$32.91	$25.53	$17.36
Per common share market value, end of period	$47.25	$39.17	$39.35	$36.25	$29.50	$17.11
Total Investment Return Based on Market Value(6)	22.13%	5.62%	15.25%	31.58%	88.85%	(42.47)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$1,121,950	$1,020,421	$925,419	$890,879	$613,601	$407,031
Average net assets (000’s)	$1,060,308	$989,745	$912,567	$782,541	$500,661	$573,089
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.61%	1.60%	1.57%	1.53%	1.54%	1.82%
Other operating expenses	0.13	0.13	0.16	0.21	0.26	0.27
Fee waiver	(0.01)	(0.01)	(0.01)	—	(0.03)	(0.19)
Subtotal	1.73	1.72	1.72	1.74	1.77	1.90
Leverage expenses(8)	2.49	1.67	1.75	2.11	2.54	3.42
Income tax expense (benefit)(9)	26.50	8.37	4.63	17.89	29.98	(32.24)
Total expenses	30.72%	11.76%	8.10%	21.74%	34.29%	(26.92)%

See accompanying Notes to Financial Statements.

2013 1st Quarter Report       11

Financial Highlights (Continued)
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Ratio of net investment loss to average net assets
before fee waiver(7)(8)	(2.74)%	(1.82)%	(2.32)%	(2.23)%	(0.97)%	(2.09)%
Ratio of net investment loss to average net assets
after fee waiver(7)(8)	(2.73)%	(1.81)%	(2.31)%	(2.23)%	(0.94)%	(1.90)%
Portfolio turnover rate	3.12%	12.86%	17.70%	10.26%	17.69%	5.81%
Short-term borrowings, end of period (000’s)	$24,700	$63,400	$47,900	$38,200	$10,400	—
Long-term debt obligations, end of period (000’s)	$210,000	$194,975	$194,975	$169,975	$170,000	$210,000
Preferred stock, end of period (000’s)	$80,000	$73,000	$73,000	$73,000	$70,000	$70,000
Per common share amount of long-term debt obligations
outstanding, end of period	$7.40	$6.89	$7.03	$6.28	$7.07	$8.96
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$46.94	$42.95	$40.40	$39.19	$32.60	$26.32
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(10)(11)	$6,121	$5,232	$5,111	$5,630	$4,789	$3,509
Asset coverage ratio of long-term debt obligations
and short-term borrowings(10)(11)	612%	523%	511%	563%	479%	351%
Asset coverage, per $25,000 liquidation value per share
of auction preferred stock(11)(12)	—	—	—	—	$86,262	$64,099
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(12)	$46	$41	$39	$42	—	—
Asset coverage ratio of preferred stock(11)(12)	457%	408%	393%	417%	345%	256%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2011, 2010, 2009, and 2008 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share.
(4)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008.
(5)	Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the period from December 1, 2012 through February 28, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009. Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008.
(6)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2012 through February 28, 2013, the Company accrued $69,271,385 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for net current income tax benefit and $150,343,906 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for net current income tax expense and $185,024,497 for deferred income tax benefit.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(11)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) February 28, 2013

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through February 28, 2013, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated approximately 7 percent as investment income and approximately 93 percent as return of capital.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2012 and the period ended February 28, 2013 was 100 percent return of capital. For tax purposes, the Company’s distributions

2013 1st Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

to common stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2013.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on a fixed annual rate and paid on the first business day of each month. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2012 and the period ended February 28, 2013 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. The tax character of distributions paid to MRP stockholders in the current year will be determined subsequent to November 30, 2013.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $461 related to the issuance of common stock were refunded to additional paid-in capital during the period ended February 28, 2013. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the period ended February 28, 2013 for the Series J Notes ($12,385), Series K Notes ($8,257), Series L Notes ($16,514) and MRP B Stock ($190,000) that were each issued in December 2012.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement.

14       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$9,459,985
AMT credit	787,180
10,247,165
Deferred tax liabilities:
Basis reduction of investment in MLPs	98,538,861
Net unrealized gains on investment securities	353,317,690
451,856,551
Total net deferred tax liability	$441,609,386

At February 28, 2013, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2013, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2003 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended February 28, 2013, as follows:

Application of statutory income tax rate	$64,353,563
State income taxes, net of federal tax benefit	3,603,799
Nondeductible payments on preferred stock	1,314,023
Total income tax expense	$69,271,385

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

2013 1st Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

For the period from December 1, 2012 through February 28, 2013, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $65,597,903 and $3,673,482, respectively.

As of November 30, 2012, the Company had net operating losses for state income tax purposes of approximately $6,361,000. If not utilized, these net operating losses will expire in the years ending November 30, 2016 through November 30, 2030. The amount of deferred tax asset for net operating losses at February 28, 2013 includes amounts for the period from December 1, 2012 through February 28, 2013. As of November 30, 2012, an AMT credit of $787,180 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of February 28, 2013, the aggregate cost of securities for federal income tax purposes was $673,447,455. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,223,026,655, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $1,223,026,655.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 28, 2013. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	February 28, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,896,384,023	$1,883,701,167	$12,682,856	$—
Other:
Short-Term Investment(b)	90,087	90,087	—	—
Total Assets	$1,896,474,110	$1,883,791,254	$12,682,856	$—

Liabilities
Interest Rate Swap Contracts	$471,050	$—	$471,050	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through February 28, 2013.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period ended February 28, 2013.

7. Restricted Security

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at February 28, 2013.

						Fair Value as
	Number of	Acquisition	Acquisition		Fair Value	Percent of
Investment Security	Shares	Date	Cost	Fair Value	Per Share	Net Assets
Inergy Midstream, L.P.
Unregistered Common Units	547,619	12/7/12	$11,499,999	$12,682,856	$23.16	1.1%

The carrying value per unit of unrestricted common units of Inergy Midstream, L.P. was $23.10 on November 3, 2012, the date of the purchase agreement and the date an enforceable right to acquire the restricted Inergy Midstream, L.P. units was obtained by the Company.

8. Investment Transactions

For the period from December 1, 2012 through February 28, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $56,035,440 and $56,639,274 (excluding short-term debt securities), respectively.

16       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

9. Long-Term Debt Obligations

The Company has $210,000,000 aggregate principal amount of private senior notes, Series E, Series G, Series H, Series I, Series J, Series K, and Series L (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Series E, Series G, Series H and Series I Notes are entitled to receive cash interest payments each quarter until maturity. Holders of the Series J, Series K, and Series L Notes are entitled to receive cash interest payments semi-annually until maturity. The Series E, Series G, Series I, Series J, Series K, and Series L Notes accrue interest at fixed rates and the Series H Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.35 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series H Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at February 28, 2013.

				Notional/
	Maturity	Interest		Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series E	April 10, 2015	6.11%		$110,000,000	$119,553,379
Series G	December 21, 2016	5.85%		30,000,000	33,908,978
Series H	May 12, 2014	1.64	%(1)	15,000,000	15,000,000
Series I	May 12, 2018	4.35%		10,000,000	10,745,916
Series J	December 19, 2019	3.30%		15,000,000	15,162,353
Series K	December 19, 2022	3.87%		10,000,000	10,077,873
Series L	December 19, 2024	3.99%		20,000,000	20,116,011
				$210,000,000	$224,564,510

(1)	Floating rate; rate effective for period from February 12, 2013 through May 12, 2013. The weighted-average interest rate for the period ended February 28, 2013 was 1.66 percent.

The Company’s Series F Notes with a notional amount of $29,975,000 were paid in full upon maturity on December 21, 2012.

10. Preferred Stock

The Company has 20,000,000 shares of preferred stock authorized. Of that amount, the Company has 8,000,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) B Stock and all 8,000,000 shares are outstanding at February 28, 2013. The MRP B Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The Company issued 8,000,000 shares of MRP B Stock on December 6, 2012 and they are mandatorily redeemable on December 31, 2027. The MRP B Stock pays cash distributions on the first business day of each month at an annual rate of 4.375 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYG Pr B.”

The MRP B Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At February 28, 2013, the estimated fair value of the MRP B Stock is based on the closing market price of $9.97 per share and is a Level 1 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of February 28, 2013.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP B Stock	December 31, 2027	4.375%	8,000,000	$80,000,000	$79,760,000

The MRP B Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP B Stock would be less than 200 percent. The MRP B Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 28, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP B Stock.

The Company defeased its MRP Stock at liquidation value in the amount of $73,000,000 on December 6, 2012. The Company paid a premium of $730,000 upon redemption. The unamortized balance of allocated capital costs was expensed and resulted in a total loss on early redemption of $1,496,146 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

2013 1st Quarter Report       17

Notes to Financial Statements (Unaudited) (Continued)

11. Credit Facility

As of February 28, 2013, the Company has an $85,000,000 unsecured, revolving credit facility that matures on June 17, 2013. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 28, 2013 was approximately $50,900,000 and 1.46 percent, respectively. At February 28, 2013, the principal balance outstanding was $24,700,000 at an interest rate of 1.45 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2013, the Company was in compliance with the terms of the credit facility.

12. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $450,000,000, the net asset value of the Company declining 50 percent during a span of 12 months, or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment to the extent of the Company’s net liability position, in addition to redeeming all or some of the debt. The Company has segregated a portion of its assets as collateral for the amount of the net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of February 28, 2013, are as follows:

				Fixed Rate
				Paid by	Floating Rate
	Effective	Maturity	Notional	the	Received by	Unrealized
Counterparty	Date	Date	Amount	Company	the Company	Depreciation
Wells Fargo Bank, N.A.	03/31/2015	03/31/2018	$5,000,000	1.493%	3-month U.S. Dollar LIBOR	$(22,986)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2020	5,000,000	2.034%	3-month U.S. Dollar LIBOR	(36,226)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2022	8,333,333	2.424%	3-month U.S. Dollar LIBOR	(79,849)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2023	5,000,000	2.582%	3-month U.S. Dollar LIBOR	(54,643)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2025	13,333,333	2.829%	3-month U.S. Dollar LIBOR	(167,396)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2018	5,000,000	1.393%	3-month U.S. Dollar LIBOR	(8,256)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2020	5,000,000	1.934%	3-month U.S. Dollar LIBOR	(12,124)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2022	8,333,333	2.324%	3-month U.S. Dollar LIBOR	(24,951)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2023	5,000,000	2.482%	3-month U.S. Dollar LIBOR	(17,503)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2025	13,333,333	2.729%	3-month U.S. Dollar LIBOR	(47,116)
			$73,333,332			$(471,050)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized depreciation of interest rate swap contracts in the amount of $471,050 for the period ended February 28, 2013 is included in the Statement of Operations. The Company entered into the above interest rate swap contracts during the month of February 2013. Prior to that, the Company did not have any open swap arrangements during the period ended February 28, 2013.

13. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 28,372,298 shares outstanding at February 28, 2013. Transactions in common stock for the period ended February 28, 2013, were as follows:

Shares at November 30, 2012	28,296,347
Shares sold through shelf offerings	75,951
Shares at February 28, 2013	28,372,298

14. Subsequent Events

On March 1, 2013, the Company paid a distribution in the amount of $0.5675 per common share, for a total of $16,101,279. Of this total, the dividend reinvestment amounted to $1,081,334.

On March 7, 2013, the Company entered into $36,666,666 aggregate notional amount of interest rate swaps contracts with effective dates of March 31, 2015 and a weighted-average fixed-rate of 2.43 percent.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18       Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2013, the aggregate compensation paid by the Company to the independent directors was $33,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2013 1st Quarter Report       19

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,029	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$382

Tortoise Energy Capital Corp.		Midstream Equity	$1,040	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$412

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,893	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$237

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$258

(1) As of 3/31/13

TYG
LISTED
NYSE

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.